UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2017

Commission File Number: 00052886

EASTGATE BIOTECH CORP.
(Exact name of small business issuer as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

87-0639378

(IRS Employer Identification No.)

2203-65 Harbour Square | Toronto, Ontario | Canada M5J 2L4

(Address of principal executive offices)

(647) 692-0652

(Registrant's Telephone number)

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about May 3, 2017, the Board of Directors of EastGate Biotech Corp. (the “Company”), upon the recommendation of the Company’s management and after discussions with the Company’s current independent registered public accounting firm, Sadler, Gibb & Associates, LLC (“Sadler”) concluded the quarterly financial statements for the period ended March 31, 2016, June 30, 2016 and September 30, 2016 (collectively, the “Non-Reliance Periods”) as previously issued should no longer be relied upon and will be restated (the “Non-Reliance Determination”).

Taking into consideration that the Company had previously filed with management prepared financial statements that were not reviewed by the Company’s current independent registered public accounting firm Sadler the Company has made the Non-Reliance Determination. The management of the Company has discussed with Sadler the details of this 8k filing. As part of the Company’s completion of the accounting reviews and its final determinations with regard to the Non-Reliance Periods, the Company is reassessing the time required to finalize the interim reviews and file any required restatements.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 10, 2017, the Board of Directors of EastGate Biotech Corp. (the “Company”) dismissed Sadler, Gibb & Associates, LLC (“Sadler”) as the Company’s independent registered public accounting firm.

The reports of Sadler on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; except for a going concern qualification on the company’s financial statements for the fiscal years ended December 31, 2015 and 2014. Sadler did not issue a report or reviewed any financial information for the fiscal year ended December 31, 2016 or through the period of this 8-K.

During the company’s fiscal years ended December 31, 2015 and 2014, and up through May 11, 2017, except as noted in Item 4.02 above, there were (i) no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sadler would have caused them to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler with a copy of the disclosures made in this Current Report on Form 8-K and requested that Sadler furnish a letter addressed to the Securities and Exchange Commission stating whether or not in agrees with the disclosures. A copy of such letter is filed as Exhibit 16.1 to this report.

On May 10, 2017, the Company engaged Anton & Chia LLP (“Anton & Chia”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years and in the subsequent interim period through May 11, 2017, the Company has not consulted Anton & Chia with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The decision to terminate Sadler and engage Anton & Chia was approved by the Company’s Board of Directors.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of Sadler, Gibb & Associates, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastGate Biotech Corp. (Registrant)

Date: May 15, 2017	By:	/s/ Anna Gluskin
	Title:	Chairman and Chief Executive Officer

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